UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 29, 2011
NOBLE CORPORATION
(Exact name of registrant as specified in its charter)

Switzerland	000-53604	98-0619597

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Dorfstrasse 19A Baar, Switzerland	6340

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 41 (41) 761-65-55

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.
The 2011 annual general meeting of the shareholders of Noble Corporation, a Swiss corporation (the “Company”), was held on April 29, 2011. Matters voted on at the annual general meeting and the results thereof were as follows:
(1)	Proposal 1: Election of directors. The following individuals were elected to the Company’s Board of Directors for a three-year term that will expire in 2014:

Nominee	For	Withhold	Broker Non-Votes
Lawrence J. Chazen	173,974,866	6,784,837	22,698,980
Jon A. Marshall	174,775,025	5,984,678	22,698,980
Mary P. Ricciardello	175,269,947	5,489,756	22,698,980
(2)
Proposal 2: The proposal to approve the 2010 Annual Report, the consolidated financial statements of the Company for fiscal year 2010 and the statutory financial statements of the Company for fiscal year 2010 was approved.

For	Against	Abstain	Broker Non-Votes
202,939,320	266,905	252,457	—
(3)	Proposal 3: The proposal to create a reserve through appropriation of retained earnings was approved.

For	Against	Abstain	Broker Non-Votes
202,733,645	436,802	288,236	—
(4)	Proposal 4: The proposal to approve a capital reduction by cancellation of certain shares held in treasury was approved.

For	Against	Abstain	Broker Non-Votes
180,404,010	167,586	188,107	22,698,980
(5)	Proposal 5: The proposal to extend the Board of Directors’ authority to issue authorized share capital was approved.

For	Against	Abstain	Broker Non-Votes
166,570,740	36,432,562	449,823	—

(6)	Proposal 6: The proposal to approve a return of capital in the form of a par value reduction was approved.

For	Against	Abstain	Broker Non-Votes
202,843,143	373,143	242,394	—
(7)
Proposal 7: The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2011 and to elect PricewaterhouseCoopers AG as the Company’s statutory auditor for a one-year term was approved.

For	Against	Abstain	Broker Non-Votes
201,132,191	2,087,942	238,550	—
(8)	Proposal 8: The proposal to discharge the members of the Board of Directors and the executive officers for fiscal year 2010 was approved.

For	Against	Abstain	Broker Non-Votes
200,790,142	1,819,068	848,875	—
(9)	Proposal 9: The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement was approved.

For	Against	Abstain	Broker Non-Votes
105,370,216	75,085,381	301,155	22,701,931
(10)	Proposal 10: The Company’s shareholders cast their votes with respect to the advisory vote on the frequency of future advisory votes on executive compensation as set forth below:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
133,367,033	1,327,108	45,405,235	660,327	22,698,980

The Board of Directors will evaluate the results of this non-binding advisory vote and make a determination as to whether the Company will submit future advisory votes on executive compensation every one, two or three years. The Company will amend this Current Report on Form 8-K to provide information regarding such determination.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 4, 2011

NOBLE CORPORATION, a Swiss corporation
By:	/s/ Julie J. Robertson
Julie J. Robertson
Executive Vice President and Corporate Secretary